EXHIBIT 24

                                POWER OF ATTORNEY

         Each person whose signature appears below constitutes and appoints Anthony J. Feraro and Allen Tucker and each of them singly, his true and lawful attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign amendments to this Registration Statement on Form S-4, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Date: May 23, 2001                  /s/ Anthony J. Feraro
                                    --------------------------------------
                                    Anthony J. Feraro
                                    President & Chief Executive Officer


Date: May 23, 2001                  /s/ Allen Tucker
                                    --------------------------------------
                                    Allen Tucker
                                    Director


Date: May 23, 2001                  /s/ David D. Dallas
                                    -------------------------------------
                                    David D. Dallas
                                    Chairman of the Board


Date: May 23, 2001                  /s/ Peter P. DeTommaso
                                    ------------------------------------
                                    Peter P. DeTommaso
                                    Director


Date: May 23, 2001                  /s/ Charles S. Loring
                                    -------------------------------------
                                    Charles S. Loring
                                    Director


Date: May 23, 2001                  /s/ James A. Hughes
                                    -------------------------------------
                                    James A. Hughes
                                    Chief Financial Officer